EXHIBIT 99.1

FOR IMMEDIATE RELEASE

PERFORMANCE SPORTS GROUP RECEIVES COURT APPROVAL OF SALE OF SUBSTANTIALLY ALL OF ITS ASSETS TO INVESTOR GROUP LED BY SAGARD AND FAIRFAX FINANCIAL

EXETER, N.H., Feb. 6, 2017 - Performance Sports Group Ltd. (OTC: PSGLQ) ("Performance Sports Group" or the "Company"), a leading developer and manufacturer of high performance sports equipment and apparel, today announced that it has obtained the approval of the United States Bankruptcy Court for the District of Delaware and the Ontario Superior Court of Justice (together, the “Courts”) for the sale of substantially all of the assets of the Company and its North American subsidiaries to an acquisition vehicle co-owned by affiliates of Sagard Holdings Inc. and Fairfax Financial Holdings Limited for a base purchase price of U.S. $575 million in aggregate, subject to certain adjustments, and the assumption of related operating liabilities pursuant to the “stalking horse” asset purchase agreement.

The Company anticipates that the completion of the sale will occur on or about February 23, 2017, but not later than February 27, 2017, subject to the receipt of applicable regulatory approvals and the satisfaction or waiver of other customary closing conditions. While the sale order was received today, the Courts will continue on Wednesday, February 8 to consider a limited objection related to the assignment to the purchaser of a license and related agreements with Q30 Sports, LLC.  The assignment of this license and related agreements is a condition to closing.

“We are pleased to have received the Courts’ approval of the sale of Performance Sports Group’s business to an investor group led by Sagard Holdings and Fairfax Financial, which we continue to believe represents the best path forward for our customers, vendors, retail and business partners, employees and other stakeholders,” said Harlan Kent, Chief Executive Officer, Performance Sports Group. “We look forward to completing the sale in the coming weeks and we remain focused on continuing to deliver our high-quality products across all our brands to our customers and consumers.”

Paul Desmarais III, Executive Chairman of Sagard Capital, said: “We are very pleased to have achieved today's important milestone in the U.S. and Canadian courts.  We are looking forward to continuing work with Fairfax and the PSG team to build an even stronger company for the long term around its iconic sporting brands.”

Paul Rivett, President of Fairfax, said: “We are extremely excited to have the best brands and a partnership with Sagard that provides the stable, long-term ownership necessary to continue innovating for the future.”

Performance Sports Group anticipates that its operations will continue uninterrupted in the ordinary course of business and that day-to-day obligations to its employees, suppliers of goods and services and customers will continue to be met through to closing of the sale.

MCTO By-Weekly Regulatory Update
In addition, the Company is providing a bi-weekly status update in accordance with its obligations under the alternative information guidelines set out in National Policy 12-203 - Cease Trade Orders for Continuous Disclosure Defaults (“NP 12-203”). As previously announced, the Company is subject to a management cease trade order issued by the Ontario Securities Commission, the Company’s principal regulator in Canada, in connection with the delayed filing of its Annual Report on Form 10-K, including its annual audited financial statements for the fiscal year ended May 31, 2016 and the related management's discussion and analysis (collectively, the “Annual Filings”), and the Company advises that (i) there have been no material changes to the information relating to the delayed filing of its Annual Filings, (ii) it intends to continue to comply with the alternative information guidelines of NP 12-203; (iii) except as previously disclosed, there are no subsequent specified defaults (actual or anticipated) within the meaning of NP 12-203; and (iv) there is no other material information concerning the Company and its affairs that has not been generally disclosed as of the date of this press release.

Additional Information
Additional information is available on the restructuring page of the Company’s website, www.PerformanceSportsGroup.com. For additional information, vendors and customers may call the Company's toll free hotline at 1-844-531-7079 in North America (603-610-5998 from outside North America).

About Performance Sports Group Ltd.
Performance Sports Group Ltd. (OTC: PSGLQ) is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Caution Regarding Forward-Looking Statements
This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to the anticipated closing, including the timing thereof, of the transaction with the “stalking horse” purchaser, the expectation that the operations of the Company will continue uninterrupted in the ordinary course of business and that day-to-day obligations to its employees, suppliers of goods and services and customers will continue to be met and the Company’s intention to comply with the alternative information guidelines of NP 12-203. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.

Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation of such disclosure, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by its forward-looking statements, including, without limitation, the ability of the Company to satisfy the conditions to close the sale of substantially all of its assets to the purchaser, including the assignment to the purchaser of the license and related agreements with Q30 Sports, LLC, the uncertainty involved in the bankruptcy proceedings, the liquidity and levels of indebtedness of the Company, including its ability to accurately forecast cash flow requirements, the business and financial affairs of the Company, the cooperation of the creditors of the Company, the Company’s ability to meet its ongoing obligations during the bankruptcy proceedings, the ability of the Company to maintain relationships with customers, vendors, retailers, business partners, employees and other third parties in light of the events leading up to and including the bankruptcy proceedings, the Company’s ability to obtain goods and services in a timely and cost effective manner, the Company’s ability to comply with its financial and other covenants and metrics in its debt agreements, as well as any cross-default provisions, the Company’s ability to obtain approval with respect to motions in the bankruptcy proceedings, the Court’s rulings in the bankruptcy proceedings or a decision of any other Canadian or U.S. Court in respect thereof, the outcome of the bankruptcy proceedings in general, the length of time the Company will operate under the bankruptcy proceedings, risks associated with third-party motions in the bankruptcy proceedings, which may interfere with the Company’s ability to develop and consummate the transactions described herein, the potential adverse effects of the bankruptcy proceedings on the Company’s liquidity, results of operations or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal and advisory costs related to the bankruptcy proceedings and other litigation and the inherent risks involved in the bankruptcy process, the timing and outcome of the results of the internal investigation being conducted on behalf of the audit committee of the board of directors of the Company in relation to the finalization of the Company’s financial statements and related certification process and the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K dated August 26, 2015, and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company's website at www.performancesportsgroup.com.

Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-430-2111
media@performancesportsgroup.com